SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                  JUNE 30, 1997

    Bear Stearns Mortgage Securities Inc. (as Seller under a
    Pooling and Servicing Agreement dated as of June 1, 1997 providing for the issuance of the Mortgage Pass-Through
    Certificates, Series 1997-4)

                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)


      DELAWARE         333-13617                   13-3633241
   (State or other    (Commission File           (IRS Employer
   jurisdiction of     Number)                   Identification
   incorporation)                                No.)


                    245 PARK AVENUE, NEW YORK, NEW YORK 10167
               (Address of principal executive offices) (Zip Code)


    Registrant's telephone number, including area code       (212) 272-2000


                                 NOT APPLICABLE
              (Former name or former address, if changed since last report.)

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     Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits

    EXHIBIT NO.

            1.1 Terms Agreement dated as of June 24, 1997 among the Registrant and Bear, Stearns & Co. Inc.

            4.1 Pooling and Servicing Agreement dated as of June 1, 1997 among the Registrant, EMC Mortgage Corporation, and State Street Bank and Trust Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           BEAR STEARNS MORTGAGE SECURITIES INC.
                                        (Registrant)


    Date: July 14, 1997     By: /S/ JOSEPH T. JURKOWSKI, JR.
                                Name: Joseph T. Jurkowski, Jr.
                                Title:  Vice President

                                  EXHIBIT INDEX

EXHIBIT NUMBER                     DESCRIPTION

         1.1                      Terms Agreement dated as of
                                  June 24, 1997 between the
                                  Registrant and Bear, Stearns & Co.
                                  Inc.

         4.1                      Pooling and Servicing Agreement
                                  dated as of June 1, 1997 among
                                  the Registrant, EMC Mortgage
                                  Corporation and State Street Bank and Trust
                                  Company